EXHIBIT 2A

              PLAN OF REORGANIZATION DATED AS OF SEPTEMBER 10, 1998
           AMONG REGISTRANT, THE FIRST NATIONAL BANK OF MARYSVILLE AND
            THE FIRST NATIONAL INTERIM BANK OF MARYSVILLE -- FILED AS
                   EXHIBIT A TO THE PROXY STATEMENT/PROSPECTUS
                     INCLUDED IN THIS REGISTRATION STATEMENT

                                      R-14